EXHIBIT 24.1

Power of attorney

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Registration Statement on Form S-3 with the Securities and Exchange Commission during fiscal year 2009 with respect to the Common Stock, $.01 par value per share, of the Company, Preferred Stock, $.01 par value per share, of the Company, and debt securities of the Company to be offered and sold or issued by the Company from time to time for an aggregate initial offering price not to exceed $1,000,000,000 (including any securities offered pursuant to any over-allotment option), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities with the Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on May 14, 2009.

/s/  GEORGE A. ALCORN
George A. Alcorn

Power of attorney

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Registration Statement on Form S-3 with the Securities and Exchange Commission during fiscal year 2009 with respect to the Common Stock, $.01 par value per share, of the Company, Preferred Stock, $.01 par value per share, of the Company, and debt securities of the Company to be offered and sold or issued by the Company from time to time for an aggregate initial offering price not to exceed $1,000,000,000 (including any securities offered pursuant to any over-allotment option), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities with the Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on May 15, 2009.

/s/  CHARLES R. CRISP
Charles R. Crisp

Power of attorney

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Registration Statement on Form S-3 with the Securities and Exchange Commission during fiscal year 2009 with respect to the Common Stock, $.01 par value per share, of the Company, Preferred Stock, $.01 par value per share, of the Company, and debt securities of the Company to be offered and sold or issued by the Company from time to time for an aggregate initial offering price not to exceed $1,000,000,000 (including any securities offered pursuant to any over-allotment option), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities with the Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on May 14, 2009.

/s/  JAMES C. DAY
James C. Day

Power of attorney

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Registration Statement on Form S-3 with the Securities and Exchange Commission during fiscal year 2009 with respect to the Common Stock, $.01 par value per share, of the Company, Preferred Stock, $.01 par value per share, of the Company, and debt securities of the Company to be offered and sold or issued by the Company from time to time for an aggregate initial offering price not to exceed $1,000,000,000 (including any securities offered pursuant to any over-allotment option), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities with the Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on May 14, 2009.

/s/  H. LEIGHTON STEWARD
H. Leighton Steward

Power of attorney

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Registration Statement on Form S-3 with the Securities and Exchange Commission during fiscal year 2009 with respect to the Common Stock, $.01 par value per share, of the Company, Preferred Stock, $.01 par value per share, of the Company, and debt securities of the Company to be offered and sold or issued by the Company from time to time for an aggregate initial offering price not to exceed $1,000,000,000 (including any securities offered pursuant to any over-allotment option), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities with the Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on May 15, 2009.

/s/  DONALD F. TEXTOR
Donald F. Textor

Power of attorney

KNOW ALL MEN BY THESE PRESENTS, that, in connection with the filing by EOG Resources, Inc., a Delaware corporation (the “Company”), of its Registration Statement on Form S-3 with the Securities and Exchange Commission during fiscal year 2009 with respect to the Common Stock, $.01 par value per share, of the Company, Preferred Stock, $.01 par value per share, of the Company, and debt securities of the Company to be offered and sold or issued by the Company from time to time for an aggregate initial offering price not to exceed $1,000,000,000 (including any securities offered pursuant to any over-allotment option), the undersigned director of the Company hereby constitutes and appoints Frederick J. Plaeger, II, Timothy K. Driggers and Michael P. Donaldson, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a Registration Statement on Form S-3 relating to such securities with the Securities and Exchange Commission, together with all amendments or supplements thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all the said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereto set his hand on May 15, 2009.

/s/  FRANK G. WISNER
Frank G. Wisner